Condensed Financial Information of the Parent Company (Unaudited) (Details) - Schedule of parent company balance sheets (Parentheticals) - Parent Company [Member] - $ / shares	Dec. 31, 2022	Dec. 31, 2021
Condensed Balance Sheet Statements, Captions [Line Items]
Ordinary shares par value (in Dollars per share)	$ 0.001	$ 0.001
Ordinary shares authorized	50,000,000	50,000,000
Ordinary shares issued	22,960,277	19,134,277
Ordinary shares outstanding	22,960,277	19,134,277